Exhibit 99.2

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2002-3

Section 5.2 - Supplement				Distribution Date:	09/15/2008
				Period Type:	Revolving
(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	2,861,014.80
		Class B Note Interest Requirement	263,734.57
		Net Class C Note Interest Requirement	374,274,.17		3,499,023.54

(iii)		Collections of Principal Receivables			250,512,232.41

(iv)		Collections of Finance Charge Receivables			20,540,422.39

(v)		Aggregate Amount of Principal Receivables			15,299,256,985.86
		Investor Interest			1,500,000,000.00
		Adjusted Interest			1,500,000,000.00

		Floating Investor Percentage			9.80%
		Fixed Investor Percentage			9.80%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.75%
		30 to 59 days			0.95%
		60 to 89 days			0.68%
		90 or more days			1.62%

		Total Receivables			100.00%

(vii)		Investor Default Amount			7,705,699.83

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			625,000.00

(xi)		Portfolio Yield (Net of Defaulted Receivables)			10.00%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			19,290,422.39

(xvii)	Note Rate	Class A	2.63688%
		Class B	2.91688%
		Class C	3.49688%
(xviii)	Spread Account				15,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-4

Section 5.2 - Supplement				Distribution Date:	09/15/2008
				Period Type:	Revolving
(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	1,419,532.99
		Class B Note Interest Requirement	136,211.99
		Net Class C Note Interest Requirement	193,260.45		1,749,005.43

(iii)		Collections of Principal Receivables			121,080,912.33

(iv)		Collections of Finance Charge Receivables			9,927,870.82

(v)		Aggregate Amount of Principal Receivables			15,299,256,985.86
		Investor Interest			725,000,000.00
		Adjusted Interest			725,000,000.00

		Floating Investor Percentage			4.74%
		Fixed Investor Percentage			4.74%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.75%
		30 to 59 days			0.95%
		60 to 89 days			0.68%
		90 or more days			1.62%

		Total Receivables			100.00%

(vii)		Investor Default Amount			3,724,421.58

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			302,083.33

(xi)		Portfolio Yield (Net of Defaulted Receivables)			10.00%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			9,323,704.15

(xvii)	Note Rate	Class A	2.70688%
		Class B	3.11688%
		Class C	3.71688%
(xviii)	Spread Account				7,250,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-5

Section 5.2 - Supplement				Distribution Date:	09/15/2008
				Period Type:	Accumulation
(i)		Monthly Principal Distributed	840,000,000.00		840,000,000.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	1,871,176.53
		Class B Note Interest Requirement	168,589.71
		Net Class C Note Interest Requirement	240,991.13		2,280,757.37

(iii)		Collections of Principal Receivables			167,008,154.93

(iv)		Collections of Finance Charge Receivables			13,693,614.93

(v)		Aggregate Amount of Principal Receivables			15,299,256,985.86
		Investor Interest			1,000,000,000.00
		Adjusted Interest			1,000,000,000.00

		Floating Investor Percentage			6.54%
		Fixed Investor Percentage			6.54%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.75%
		30 to 59 days			0.95%
		60 to 89 days			0.68%
		90 or more days			1.62%

		Total Receivables			100.00%

(vii)		Investor Default Amount			5,137,133.22

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			241,666.67

(xi)		Portfolio Yield (Net of Defaulted Receivables)			11.11%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			842,424.96

(xv)		Principal Funding Investment Shortfall			93,163.30

(xvi)		Available Investor Finance Charge Collections			14,150,383.52

(xvii)	Note Rate	Class A	2.58688%
		Class B	2.79688%
		Class C	3.38688%
(xviii)	Spread Account				10,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-6

Section 5.2 - Supplement				Distribution Date:	09/15/2008
				Period Type:	Accumulation
(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	3,727,886.40
		Class B Note Interest Requirement	339,590.53
		Net Class C Note Interest Requirement	463,382.26		4,530,859.19

(iii)		Collections of Principal Receivables			334,016,309.87

(iv)		Collections of Finance Charge Receivables			27,387,229.86

(v)		Aggregate Amount of Principal Receivables			15,299,256,985.86
		Investor Interest			2,000,000,000.00
		Adjusted Interest			2,000,000,000.00

		Floating Investor Percentage			13.07%
		Fixed Investor Percentage			13.07%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.75%
		30 to 59 days			0.95%
		60 to 89 days			0.68%
		90 or more days			1.62%

		Total Receivables			100.00%

(vii)		Investor Default Amount			10,274,266.43

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			600,000.00

(xi)		Portfolio Yield (Net of Defaulted Receivables)			10.75%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			1,123,233.28

(xv)		Principal Funding Investment Shortfall			119,395.52

(xvi)		Available Investor Finance Charge Collections			27,447,913.23

(xvii)	Note Rate	Class A	2.57688%
		Class B	2.81688%
		Class C	3.26688%
(xviii)	Spread Account				20,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President